Hotchkis & Wiley Funds Large Cap Value Fund	Class C – HWLCX
Supplement dated April 1, 2024 to the Summary Prospectus dated August 29, 2023

Based on the recommendation of Hotchkis & Wiley Capital Management, LLC (the “Advisor”), the Board of Trustees of Hotchkis & Wiley Funds has approved closing the Class C shares of the Hotchkis & Wiley Large Cap Value Fund (the “Fund”) and converting Class C shares of the Fund into Class A shares.

Effective May 31, 2024, Class C shares will no longer be available for purchase.

On or around May 31, 2024, the Fund will convert its Class C shares into Class A shares of the Fund. Prior to the conversion, shareholders of Class C shares may redeem their investments as described in the Fund’s Prospectus. For shareholders planning on redeeming Class C shares prior to their conversion to Class A shares, please note that the Advisor will waive the 1.00% CDSC for any shares redeemed within one year of purchase.

If shares are not redeemed prior to the conversion, each shareholder owning Class C shares of the Fund will own Class A shares of the Fund equal to the aggregate value of their Class C shares.

Please see the Prospectus for more information about the fees and expenses associated with Class A shares. NOTE: Any Class C shareholder whose shares are converted into Class A shares will be exempt from paying the Class A front-end sales load on all future purchases.

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Please retain this Supplement with your Summary Prospectus for reference.